SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 24, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1 99.2

Presentation on Entergy Corporation at the 38th Edison Electric Institute Financial Conference on October 26, 2003.

Briefing Sheets on Entergy Corporation to be handed out at the 38th Edison Electric Institute Financial Conference on October 26, 2003.

Item 9. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On October 26, 2003, Entergy Corporation will make available information to various members of the financial and investment community at the 38th Edison Electric Institute Financial Conference in Orlando, Florida. A copy of the informational presentations to be given at the conference are attached to this report as Exhibits 99.1 and 99.2 and is incorporated herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: October 24, 2003